UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 29, 2018
The Andersons, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	000-20557	34-1562374
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1947 Briarfield Boulevard, Maumee, Ohio		43537
____________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	419-893-5050
Not Applicable
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[ ] Emerging growth company
[ ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer
On May 29, 2018, The Andersons, Inc. (the “Company”) appointed Brian A. Valentine, 49, Senior Vice President and Chief Financial Officer, effective August 1, 2018.

Under the terms of the agreement in connection with his appointment as Senior Vice President and Chief Financial Officer, Mr. Valentine is entitled to the following:

•	$465,000 annual base salary;

•
Upon the achievement of target-level performance, an annual bonus of eighty-five percent (85%) of his annual base salary, or $395,250 (annualized), which will be paid on a pro-rata basis for the 2018 performance period;

•
Participation in the 2018 performance period grant pursuant to the Company's 2014 Long-Term Compensation Plan, prorated based on the anticipated start date, with a value of $186,000 based on the closing price of our stock on the last trading day prior to the date of the grant;

•
Beginning in 2019, eligible for annual equity incentive grants pursuant to the Company’s 2014 Long-Term Incentive Compensation Plan, with a target grant date value of one hundred twenty percent (120%) of his annual base salary, or $558,000;

•
A one-time grant of restricted common stock to be made when Mr. Valentine commences employment with the Company, in an amount of shares equal to $350,000 divided by the closing price of our stock on the last trading day prior to the date of grant, vesting over a three year period, in consideration of equity compensation lost from his prior employment;

•	All of the Company’s benefit plans or arrangements in effect from time to time with respect generally to senior executives, including the Change in Control and Severance Agreement; and

•
Reasonable relocation expenses incurred for sale of current home, purchase of new home and travel expenses in accordance with The Company’s relocation program applicable to the Company’s senior executives;

The executive employment agreement is for an indefinite term, subject to termination at any time by the Company or Mr. Valentine.

A copy of the Company’s press release related to Mr. Valentine’s appointment is being furnished as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed or furnished with this report.

Exhibit No.	Description

99.1	The Andersons, Inc. Press Release dated June 1, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Andersons, Inc.

June 1, 2018	By:	/s/ Naran U. Burchinow

Name: Naran U. Burchinow
Title: General Counsel & Secretary

Exhibit Index

Exhibit No.	Description

99.1	The Andersons, Inc. Press Release dated June 1, 2018